UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2005

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-09120 (Commission File Number)	22-2625848 (I.R.S. Employer Identification No.)
80 Park Plaza, P.O. Box 1171 Newark, New Jersey 07101-1171 (Address of principal executive offices) (Zip Code)
973-430-7000 (Registrant’s telephone number, including area code) http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 28, 2005, PSEG announced unaudited financial results for the quarter ended September 30, 2005 and earnings guidance for 2006. A copy of the earnings release dated October 28, 2005 is furnished as Exhibit 99 to this Form 8-K. The information contained in this report is being furnished pursuant to Item 2.02 as directed by the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

Exhibit 99	Press Release dated October 28, 2005 announcing third quarter 2005 results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED

(Registrant)

By:	/s/ Patricia A. Rado
Patricia A. Rado Vice President and Controller (Principal Accounting Officer)

Date: October 28, 2005

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated October 28, 2005 announcing third quarter 2005 results